Item 1: Report to Shareholders

Blue Chip Growth Portfolio	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Dear Investor

Stocks struggled in the first half of 2005 (much as they did in the first half of 2004). Continued increases in energy prices, rising short-term interest rates, and pockets of global economic slowing contributed to investor pessimism. However, stocks produced good returns in the second quarter, and large-cap growth shares began showing improved relative performance. We continue to believe that interest rates and corporate earnings are supportive of favorable investment returns, particularly for large-cap growth stocks.

Performance Comparison
Periods Ended 6/30/05	6 Months	12 Months
Blue Chip Growth Portfolio	-1.65%	4.05%
Blue Chip Growth Portfolio–II	-1.77	3.84
S&P 500 Stock Index	-0.81	6.32
Lipper Variable Annuity
Underlying Large-Cap
Growth Funds Average	-1.42	4.12
Russell 1000 Growth Index	-1.72	1.68

Your portfolio produced six-month returns that slightly lagged the benchmark S&P 500 Index and the average large-cap growth fund tracked by Lipper. For the past 12 months, the portfolio trailed the S&P 500 and performed in line with its Lipper benchmark. Our first-half results were in line with the growth-oriented, style-specific Russell 1000 Growth Index, and 12-month returns were better. (Results for II Class shares were slightly lower, reflecting their higher expense ratios.)

Market Environment

After several years of relatively mediocre performance, large growth stocks have begun to advance. Your portfolio’s returns were significantly stronger on an absolute and relative basis in the second quarter, largely due to a powerful rally in the last two months of the period. In May, large-cap growth stocks posted their best one-month return since October 2003.

The market has been stymied by rising energy prices and the Federal Reserve’s nine short-term interest rate increases. The Fed’s strategy is intended to contain inflation but also may be directed at a perceived overheating in the housing market. While buoyant real estate prices would generally not be of concern, speculation and a resulting correction could affect consumer confidence and overall economic activity. A sharp rebound in the dollar and concerns about the economy and the political future of the European Union also rattled investors.

Despite these issues, we think the environment is quite supportive for stocks. Strong corporate profits, increased free cash flow, and slowly improving capital expenditures are major positives. Additionally, cash in corporate coffers is at record levels and capital spending appears to be at unsustainably low levels. Valuations are reasonable, particularly for many large-cap growth companies that have shown stagnant stock performance but solid earnings growth. Dividend increases, which are more prevalent at large-cap growth companies, could also support investment gains.

Portfolio Review

The health care sector contained some major winners as investors began to worry about the ability of more cyclical stocks to sustain performance. UnitedHealth Group and WellPoint have been major outperformers for your portfolio for several years, and this pattern continued in the first half of 2005. The health care services industry continues to consolidate and both companies announced key mergers. Efficiency improvements and rising medical costs, which are rising more slowly than insurance pricing, should continue to drive strong earnings growth. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

Genentech and Gilead Sciences were outstanding performers in the biotech area. Genentech has received approval for several favorable indications for Avastin and other cancer products while Gilead continues to dominate in the anti-viral area (particularly in HIV treatment). Although the medical device area has been volatile, Medtronic and St. Jude Medical made solid contributions to first-half performance.

Sector Diversification
	Percent of	Percent of
	Net Assets	Net Assets
	12/31/04	6/30/05
Information Technology	20.4%	23.5%
Financials	22.5	20.5
Health Care	15.7	16.3
Consumer Discretionary	16.7	15.9
Industrials and Business
Services	11.3	9.5
Energy	4.4	5.5
Consumer Staples	4.2	5.4
Telecommunication Services	2.0	2.1
Materials	1.5	0.5
Utilities	0.0	0.0
Others and Reserves	1.3	0.8
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

Financial stocks made good progress in the second quarter. Legg Mason vaulted to all-time highs after agreeing to swap its brokerage business (plus some equity and cash consideration) for Citigroup’s substantial money management operation. The deal positions Legg as one of the world’s largest global money managers and provides for enhanced distribution via Citigroup. Industry consolidation also benefited discount broker AmeriTrade, which announced plans to buy Toronto-Dominion’s Waterhouse unit. The deal should lead to greater efficiency and improved earnings. Franklin Resources, the manager of the Franklin Templeton funds, is a well-balanced asset manager that generated strong stock returns. Hartford Financial Services, a leading provider of annuities and insurance, also produced solid gains but remains undervalued, in our view.

Although we maintained an underweight in the energy sector (versus the S&P 500), we have been overweight in the oil services industry for several years. We believe the industry has consolidated and finding reserves will require increased spending, even if energy prices moderate. Baker Hughes, Schlumberger, Smith International, and Transocean were strong first-half performers.

The retail area also had several significant contributors, including Kohl’s, CVS, Target, and Best Buy. Our analyst on Kohl’s deserves special recognition because it has been a controversial stock, and his positive view appears to be well supported by the improved operating results.

Google was our second-largest contributor during the period. However, we sold some of our position following its strong appreciation. The company possesses an outstanding business model, which could continue to generate robust earnings and cash flow growth. While we are mindful of the rich valuation, which explains why we took some profits, we feel the upside potential merits retaining a position.

Corning, a communications equipment holding, was another solid information technology performer. Its leadership in producing glass for flat panel digital video screens is driving solid growth. Intel is steadily improving its products (with new dual core processors) and its overall operating performance. A recent product win with Apple illustrates the company is more nimble and proactive. Texas Instruments and Nokia were also strong first-half stocks. Their managements have launched innovative products, improved manufacturing efficiency, and used strong free cash flow to increase share repurchases and dividends.

Our largest second-half detractor was Internet auctioneer eBay. We have owned eBay for several years and reduced our position at higher prices. Slowing in its U.S. and German markets, and the perception that other companies (including Google) are growing more rapidly and may emerge as direct competitors, hurt the stock. We share the concern that competition could intensify. However, eBay is responding to these pressures, and we believe the company can generate solid growth.

After a notable multi-year rebound, Tyco International stumbled in the first half of 2005. The company experienced slowing demand in several businesses, cost control initiatives stalled, and cash flow generation slipped. We were concerned enough to trim some of our position. However, we think this is a very cheap industrial stock, and management can be trusted to fix certain problems and deploy cash flow wisely. Therefore, we decided to maintain a position while carefully monitoring the company’s progress.

American International Group, a longtime holding, was another disappointing first-half performer. Despite various regulatory concerns, which prompted us to reduce our position, the clouds over the company should slowly dissipate. AIG recently reported results that were reassuring for its key business lines, and the stock rallied at the end of the reporting period.

Elan and Biogen Idec, a pair of health care holdings, round out the portfolio’s five largest first-half performance detractors. We established a position in these stocks primarily on the basis of Tysabri, a product that appeared to represent a significant improvement in the treatment of multiple sclerosis. The drug was selling at a rate that would have easily made it a multi-billion dollar blockbuster. Unfortunately, the product was found to contribute to a rare brain disorder in a very limited number of cases. Even though Tysabri could return to the market, we sold Elan and reduced our position in Biogen, which is less dependent on Tysabri revenues for growth.

Microsoft and GE declined moderately in the first half, but they are large portfolio positions, and the impact was noticeable. Investors are concerned that Microsoft faces formidable competition (especially in Internet services), and new products such as its Longhorn operating system will not be innovative. GE has been a somewhat better performer and the new management team has executed superbly over the past year, investing in higher-return businesses such as health care and entertainment. Most of its businesses are producing excellent results, and power systems (power turbines and services) and transportation (jet engines and services) are particularly strong. We’ve added to both stocks because we believe their lackluster performance is in part attributable to large growth companies being out of favor. These are solid companies and we intend to be patient with both positions.

Strategy

We target companies with durable, sustainable earnings and cash flow growth. The free cash flow we prize has become even more valuable now that tax laws give dividends more favorable treatment.

Additions to existing holdings such as ExxonMobil, Gillette, Nokia, Kohl’s, Monsanto, Automatic Data Processing, Intel, and Genentech were significant enough to be included in the 10-largest purchases for the past six months. EMC was our largest new holding. As noted in previous shareholder reports, we have become more positive on selected technology companies, especially those that have had lackluster stock performance while their underlying fundamentals improved. EMC is the dominant provider of storage hardware and systems and had produced solid growth in earnings and cash flow. Its stock has appreciated since our purchase, but we continue to believe it is reasonably valued, given its solid fundamentals and growth potential. Harrah’s Entertainment was the other new holding included in the top-10 purchases for the first half. Harrah’s is the world’s largest provider of branded casino entertainment with its recent acquisition of Caesar’s. More important, Harrah’s has a well-balanced set of properties with a significant presence in Las Vegas, Atlantic City, and other U.S. markets, in addition to significant growth potential in the Far East. The company generates strong free cash flow and has been a savvy user of systems to garner customer loyalty and improve efficiency.

Our largest sale was a reduction in UPS. The company faces challenges from Federal Express and DHL (which is partially subsidized by the German government). We trimmed Best Buy due to concerns relating to competition from online providers of music and personal computers and questions regarding their new store formats and selling practices. Fortunately, we maintained most of our position because Best Buy generated improving results and sharp stock appreciation as the period progressed. We continued to reduce Pfizer due to concerns regarding patent expirations and the patent challenge to Lipitor, which we outlined in our last letter.

We sharply reduced our position in BHP Billiton as our analyst wanted to realize large gains given weakening metal prices. We have a large and talented pool of analysts at T. Rowe Price who help me run the portfolio. Financial holdings Freddie Mac and Fannie Mae were sold because we became uncomfortable with the regulatory environment and the growth potential for these stocks. We also sold Harley-Davidson after it announced excess inventory and a reduction in its production plans for the next few years. SAP, a global enterprise software provider, was eliminated because we thought Oracle offered better fundamental value.

Outlook

There are plenty of issues of concern for investors. Energy prices are rising and the Federal Reserve is likely to continue to raise short-term interest rates. Long-term interest rates are at very low levels, which are contributing to tremendous strength in housing prices. Concern over housing values may spur the Fed to tighten rates for a sustained period. Ultimately, a sharp decline in housing prices (or additional large increases in energy prices) could hurt consumer confidence, economic growth, and stock prices. There is also the threat of global terrorism, as the recent tragic London bombings remind us. Finally, stocks have rallied from the April lows, adding a measure of valuation risk.

However, we believe that the outlook is reasonably good for stocks. This is particularly true for high-quality, consistent-growth companies that have lagged. Ultimately, there is a solid case for investing in U.S. stocks:

1.	Earnings growth remains strong at many high-quality U.S. companies, many of which do not need a robust economic recovery to produce strong profit growth.

2.	Valuations have increased as the market has rallied. However, many consistent-growth companies’ shares have moved up only moderately and remain reasonably valued.

3.	Companies have reduced expenses significantly. Consequently, a pickup in revenue growth could result in strong profit growth.

4.	Many of our holdings generate significant free cash flow, and free cash flow margins are at multi-decade highs. Shareholder-oriented management can use this cash to pay dividends, which now receive more favorable tax treatment, repurchase shares, or make value-added acquisitions.

As always, we continue to strive to enhance returns while managing risk by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia

Executive vice president and chairman of the Investment Advisory Committee

July 12, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio’s investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper averages: The averages of all mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price to its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Index: An unmanaged index that tracks 1,000 large-cap U.S. stocks.

Russell 1000 Growth Index: A market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Twenty-Five Largest Holdings

Percent of
Net Assets
6/30/05
UnitedHealth Group	3.6%
Citigroup	3.4
GE	3.1
Microsoft	3.1
WellPoint	2.2
Danaher	2.1
Dell	2.0
State Street	1.8
Wal-Mart	1.8
Intel	1.7
Target	1.6
American International Group	1.6
Schlumberger	1.5
Amgen	1.5
Tyco International	1.5
Carnival	1.4
Home Depot	1.4
Cisco Systems	1.4
Franklin Resources	1.4
Legg Mason	1.4
American Express	1.3
Johnson & Johnson	1.3
Medtronic	1.2
Yahoo!	1.2
Baker Hughes	1.2
Total	45.7%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

Major Portfolio Changes
Listed in descending order of size
Six Months Ended 6/30/05

LARGEST PURCHASES
Gillette
ExxonMobil
Nokia
Kohl’s
GE
Microsoft
EMC*
Citigroup
Harrah’s Entertainment*
Intel

LARGEST SALES
UPS
Nucor**
Chevron**
BHP Billiton
Harley-Davidson**
Freddie Mac**
SAP**
eBay
Affiliated Computer Services
Pfizer
* Position added
** Position eliminated

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Average Annual Compound Total Return
		Since	Inception
Periods Ended 6/30/05	1 Year	Inception	Date
Blue Chip Growth Portfolio	4.05%	-2.25%	12/29/00
S&P 500 Stock Index	6.32	-0.64	–
Lipper Variable Annuity Underlying
Large-Cap Growth Funds Average	4.12	-5.18	–
Blue Chip Growth Portfolio–II	3.84	3.71	4/30/02
S&P 500 Stock Index	6.32	5.10	–
Lipper Variable Annuity Underlying
Large-Cap Growth Funds Average	4.12	2.74	–

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-469-5304. Returns do not include charges imposed by your insurance company’s separate account. If these were included, performance would have been lower.
This table shows how the portfolios and their benchmarks would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of shares. When assessing performance, investors should consider both short- and long-term returns.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II class. II class shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Blue Chip Growth Portfolio
			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period*
	Value	Value	1/1/05 to
	1/1/05	6/30/05	6/30/05

Blue Chip Growth Portfolio
Actual	$1,000.00	$ 983.50	$4.18
Hypothetical
(assumes 5% return
before expenses)	1,000.00	1,020.58	4.26

Blue Chip Growth Portfolio-II
Actual	1,000.00	982.30	5.41
Hypothetical
(assumes 5% return
before expenses)	1,000.00	1,019.34	5.51

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Blue Chip Growth Portfolio was 0.85%; the Blue Chip Growth Portfolio-II was 1.10%.

Financial Highlights
T. Rowe Price Blue Chip Growth Portfolio
Unaudited

For a share outstanding throughout each period

Blue Chip Growth Class
	6 Months	Year			12/29/00
	Ended	Ended			Through
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE
Beginning of period	$9.09	$8.41	$6.54	$8.61	$10.00

Investment activities
Net investment income (loss)	0.02	0.04	0.01	0.01	0.01
Net realized and
unrealized gain (loss)	(0.17)	0.69	1.87	(2.07)	(1.39)

Total from
investment activities	(0.15)	0.73	1.88	(2.06)	(1.38)

Distributions
Net investment income	–	(0.05)	(0.01)	(0.01)	(0.01)

NET ASSET VALUE
End of period	$8.94	$9.09	$8.41	$6.54	$8.61

Ratios/Supplemental Data
Total return^	(1.65)%	8.69%	28.75%	(23.93)%	(13.73)%
Ratio of total expenses to
average net assets	0.85%†	0.85%	0.85%	0.85%	0.85%
Ratio of net investment
income (loss) to average
net assets	0.37%†	0.78%+	0.23%	0.14%	0.14%
Portfolio turnover rate	41.5%†	17.2%	28.8%	39.9%	42.2%
Net assets, end of period
(in thousands)	$77,337	$76,294	$28,664	$7,134	$6,030

**	Per share amounts calculated using average shares outstanding method.
^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
†	Annualized
+	Includes the effect of a one-time special dividend (0.53% of average net assets) that is not expected to recur.
The accompanying notes are an integral part of these financial statements.

For a share outstanding throughout each period
Blue Chip Growth–II Class
	6 Months	Year		4/30/02
	Ended	Ended		Through
	6/30/05**	12/31/04	12/31/03	12/31/02
NET ASSET VALUE
Beginning of period	$9.04	$8.38	$6.53	$7.97

Investment activities
Net investment income (loss)	0.01	0.05	–	–
Net realized and
unrealized gain (loss)	(0.17)	0.65	1.86	(1.43)

Total from
investment activities	(0.16)	0.70	1.86	(1.43)

Distributions
Net investment income	–	(0.04)	(0.01)	(0.01)

NET ASSET VALUE
End of period	$8.88	$9.04	$8.38	$6.53

Ratios/Supplemental Data
Total return^	(1.77)%	8.36%	28.49%	(17.94)%

Ratio of total expenses to average net assets	1.10%†	1.10%	1.10%	1.10%†

Ratio of net investment income (loss)
to average net assets	0.15%†	0.97%+	(0.05)%	–

Portfolio turnover rate	41.5%†	17.2%	28.8%	39.9%

Net assets, end of period (in thousands)	$15,337	$7,479	$105	$82

**	Per share amounts calculated using average shares outstanding method.
^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
†	Annualized
+	Includes the effect of a one-time special dividend (0.89% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)
T. Rowe Price Blue Chip Growth Portfolio
June 30, 2005 (Unaudited)

	Shares	Value
(Cost and value in $ 000s)

COMMON STOCKS 99.2%

CONSUMER DISCRETIONARY 15.9%
Diversified Consumer Services 0.9%
Apollo Group, Class A *	10,800	845
		845
Hotels, Restaurants & Leisure 3.8%
Carnival	23,900	1,304
Harrah’s Entertainment	7,100	512
International Game Technology	20,500	577
Marriott, Class A	6,600	450
McDonald’s	12,200	338
Starbucks *	1,700	88
Wynn Resorts *	5,700	269
		3,538
Household Durables 0.3%
Fortune Brands	3,600	320
		320
Internet & Catalog Retail 0.9%
Amazon.com *	10,600	351
eBay *	14,100	465
		816
Media 5.1%
Comcast, Special Class A *	24,850	744
Disney	3,000	75
Liberty Media, Class A *	37,200	379
McGraw-Hill	4,700	208
News Corp., Class A	37,800	611
Omnicom	3,390	271
Rogers Communications, Class B	5,800	191
Scripps, Class A	11,000	537
Time Warner *	57,200	956
Viacom, Class B	23,851	764
		4,736
Multiline Retail 2.7%
Kohl’s *	17,800	995
Target	27,070	1,473
		2,468
Specialty Retail 2.2%
Best Buy	10,450	716
Home Depot	33,100	1,288
		2,004
Total Consumer Discretionary		14,727

CONSUMER STAPLES 5.4%
Beverages 1.1%
Coca-Cola	4,550	190
PepsiCo	15,210	820
		1,010
Food & Staples Retailing 2.6%
CVS	13,000	378
Sysco	10,400	376
Wal-Mart	34,460	1,661
		2,415
Household Products 0.4%
Procter & Gamble	7,600	401
		401
Personal Products 0.9%
Gillette	16,300	826
		826
Tobacco 0.4%
Altria Group	6,050	391
		391
Total Consumer Staples		5,043

ENERGY 5.5%
Energy Equipment & Services 4.2%
Baker Hughes	21,370	1,093
BJ Services	2,940	154
Schlumberger	18,300	1,390
Smith International	15,100	962
Transocean *	4,400	238
		3,837
Oil, Gas & Consumable Fuels 1.3%
ExxonMobil	13,600	782
Murphy Oil	7,400	386
Total ADR	500	58
		1,226
Total Energy		5,063

FINANCIALS 20.5%
Capital Markets 9.5%
AmeriTrade *	36,600	680
Bank of New York	5,100	147
Charles Schwab	47,330	534
Franklin Resources	16,500	1,270
Goldman Sachs	7,300	745
Legg Mason	12,200	1,270
Mellon Financial	15,790	453
Merrill Lynch	16,400	902
Morgan Stanley	5,020	263
Northern Trust	17,800	812
State Street	35,100	1,694
		8,770
Commercial Banks 2.4%
Bank of America	21,300	971
U.S. Bancorp	14,100	412
Wells Fargo	13,540	834
		2,217
Consumer Finance 2.0%
American Express	22,680	1,207
SLM Corporation	13,100	666
		1,873
Diversified Financial Services 3.4%
Citigroup	67,530	3,122
		3,122
Insurance 3.2%
AFLAC	1,100	48
American International Group	25,110	1,459
Hartford Financial Services	12,700	950
Marsh & McLennan	17,600	487
Willis Group Holdings	900	29
		2,973
Total Financials		18,955

HEALTH CARE 16.3%
Biotechnology 3.7%
Amgen *	22,500	1,360
Biogen Idec *	4,800	165
Genentech *	12,400	996
Gilead Sciences *	20,400	898
		3,419
Health Care Equipment & Supplies 2.7%
Biomet	11,400	395
Boston Scientific *	4,100	111
Medtronic	21,840	1,131
St. Jude Medical *	9,800	427
Stryker	9,200	438
		2,502
Health Care Providers & Services 6.1%
Caremark RX *	7,000	312
UnitedHealth Group	64,600	3,368
WellPoint *	29,200	2,033
		5,713
Pharmaceuticals 3.8%
Abbott Laboratories	3,900	191
Eli Lilly	1,000	56
IVAX *	2,100	45
Johnson & Johnson	18,500	1,202
Pfizer	33,548	925
Sepracor *	1,100	66
Teva Pharmaceutical ADR	14,000	436
Wyeth	13,000	579
		3,500
Total Health Care		15,134

INDUSTRIALS & BUSINESS SERVICES 9.5%
Aerospace & Defense 1.8%
General Dynamics	2,900	318
Honeywell International	16,700	612
Lockheed Martin	8,700	564
Rockwell Collins	3,000	143
		1,637
Air Freight & Logistics 0.1%
UPS, Class B	900	62
		62
Commercial Services & Supplies 0.4%
Cendant	10,100	226
ChoicePoint *	2,600	104
		330
Industrial Conglomerates 4.5%
GE	82,370	2,854
Tyco International	46,330	1,353
		4,207
Machinery 2.7%
Danaher	36,700	1,921
Deere	9,400	616
		2,537
Road & Rail 0.0%
Union Pacific	700	45
		45
Total Industrials & Business Services		8,818

INFORMATION TECHNOLOGY 23.5%
Communications Equipment 4.2%
Cisco Systems *	66,950	1,279
Corning *	36,200	602
Juniper Networks *	18,500	466
Nokia ADR	46,100	767
QUALCOMM	15,500	512
Research In Motion *	3,900	287
		3,913
Computers & Peripherals 2.7%
Dell *	47,830	1,890
EMC *	42,200	578
		2,468
Internet Software & Services 2.7%
Google, Class A *	3,500	1,029
IAC/InterActiveCorp *	15,000	361
Yahoo! *	32,200	1,116
		2,506
IT Services 2.3%
Accenture, Class A *	15,100	342
Affiliated Computer Services
Class A *	300	15
Automatic Data Processing	15,000	630
First Data	14,880	597
Fiserv *	8,700	374
Paychex	5,400	176
		2,134
Semiconductor & Semiconductor Equipment 6.1%
Analog Devices	22,300	832
Intel	59,900	1,561
KLA-Tencor	2,800	123
Linear Technology	5,700	209
Marvell Technology Group *	9,600	365
Maxim Integrated Products	25,500	974
Microchip Technology	5,600	166
Samsung Electronics (KRW)	300	142
Texas Instruments	22,900	643
Xilinx	24,640	628
		5,643
Software 5.5%
Adobe Systems	16,400	469
Intuit *	12,800	578
Microsoft	114,020	2,832
Oracle *	59,600	787
VERITAS Software *	19,000	464
		5,130
Total Information Technology		21,794

MATERIALS 0.5%
Chemicals 0.5%
Monsanto	6,800	427
		427
Metals & Mining 0.0%
BHP Billiton (AUD)	1,100	15
		15
Total Materials		442

TELECOMMUNICATION SERVICES 2.1%
Diversified Telecommunication Services 0.5%
Telus (Non-voting shares)	12,400	422
		422
Wireless Telecommunication Services 1.6%
America Movil ADR, Series L	6,000	357
Nextel Communications
Class A *	33,300	1,076
Nextel Partners, Class A *	2,900	73
		1,506
Total Telecommunication Services		1,928
Total Common Stocks (Cost $82,792)		91,904

SHORT-TERM INVESTMENTS 1.7%
Money Market Fund 1.7%
T. Rowe Price Reserve Investment
Fund, 3.14% #†	1,567,782	1,568
Total Short-Term Investments
(Cost $1,568)		1,568

Total Investments in Securities
100.9% of Net Assets
(Cost $84,360)		$ 93,472

(1)	Denominated in U.S. dollars unless otherwise noted
#	Seven-day yield
*	Non-income producing
†	Affiliated company – See Note 4
ADR	American Depository Receipts
AUD	Australian dollar
KRW	South Korean won

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Blue Chip Growth Portfolio
June 30, 2005 (Unaudited)
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $1,568)	$1,568
Non-affiliated companies (cost $82,792)	91,904

Total investments in securities	93,472
Cash	48
Dividends receivable	79
Receivable for investment securities sold	136
Receivable for shares sold	93
Total assets	93,828

Liabilities
Payable for investment securities purchased	993
Payable for shares redeemed	93
Due to affiliates	68

Total liabilities	1,154

NET ASSETS	$92,674

Net Assets Consist of:
Undistributed net investment income (loss)	$146
Undistributed net realized gain (loss)	(2,631)
Net unrealized gain (loss)	9,112
Paid-in-capital applicable to 10,373,938 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized	86,047

NET ASSETS	$92,674

NET ASSET VALUE PER SHARE
Blue Chip Growth Class
($77,337,093/8,646,929 shares outstanding)	$8.94

Blue Chip Growth–II Class
($15,337,183/1,727,009 shares outstanding)	$8.88

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Blue Chip Growth Portfolio
(Unaudited)
($ 000s)

6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Dividend	$515
Securities lending	1

Total income	516

Expenses
Investment management and administrative	358
Rule 12b-1 fees - Blue Chip Growth–II Class	12

Total expenses	370

Net investment income (loss)	146

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	(1,368)
Foreign currency transactions	(2)

Net realized gain (loss)	(1,370)

Change in net unrealized gain (loss) on securities	31

Net realized and unrealized gain (loss)	(1,339)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(1,193)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Blue Chip Growth Portfolio
(Unaudited)
($ 000s)

	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$146	$386
Net realized gain (loss)	(1,370)	39
Change in net unrealized gain (loss)	31	5,761

Increase (decrease) in net assets from operations	(1,193)	6,186

Distributions to shareholders
Net investment income
Blue Chip Growth Class	–	(404)
Blue Chip Growth–II Class	–	(30)

Decrease in net assets from distributions	–	(434)

Capital share transactions *
Shares sold
Blue Chip Growth Class	11,108	45,269
Blue Chip Growth–II Class	8,198	7,068
Distributions reinvested
Blue Chip Growth Class	–	404
Blue Chip Growth–II Class	–	30
Shares redeemed
Blue Chip Growth Class	(8,912)	(3,311)
Blue Chip Growth–II Class	(300)	(209)

Increase (decrease) in net assets from
capital share transactions	10,094	49,251

Net Assets
Increase (decrease) during period	8,901	55,003
Beginning of period	83,773	28,770

End of period	$92,674	$83,773

(Including undistributed net investment income
of $146 at 6/30/05 and $0 at 12/31/04)

*Share information
Shares sold
Blue Chip Growth Class	1,271	5,323
Blue Chip Growth–II Class	934	835
Distributions reinvested
Blue Chip Growth Class	–	45
Blue Chip Growth–II Class	–	3
Shares redeemed
Blue Chip Growth Class	(1,015)	(386)
Blue Chip Growth–II Class	(34)	(24)

Increase (decrease) in shares outstanding	1,156	5,796

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Blue Chip Growth Portfolio
June 30, 2005 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Blue Chip Growth Portfolio (the fund) is a diversified, open-end management investment company and is one portfolio established by the corporation. The fund seeks to provide long-term capital growth. Income is a secondary objective. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: the Blue Chip Growth Portfolio original share class (Blue Chip Growth Class), offered since December 29, 2000, and Blue Chip Growth Portfolio–II (Blue Chip Growth–II Class), offered since April 30, 2002. Blue Chip Growth–II shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Blue Chip Growth–II pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Management and administrative fee expenses, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2005, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $28,072,000 and $17,491,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2004, the fund had $1,261,000 of unused capital loss carryforwards, of which $435,000 expire in 2009, $491,000 expire in 2010, and $335,000 expire in 2011.

At June 30, 2005, the cost of investments for federal income tax purposes was $84,360,000. Net unrealized gain aggregated $9,112,000 at period-end, of which $10,841,000 related to appreciated investments and $1,729,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the Reserve Funds totaled $15,000, and the value of shares of the Reserve Funds held at June 30, 2005 and December 31, 2004 was $1,568,000 and $1,826,000, respectively.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Contract provided for a reasonable sharing of benefits from any economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared the rate to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s single fee rate was generally below the median management fee rate and expense ratio for comparable funds. The Board also reviewed the expense ratio of the fund’s Class II share class, which pays a 12b-1 fee in addition to the single fee, and compared this expense ratio to the fees and expenses of comparable funds. The information provided to the Board indicated that the expense ratio for the Class II share class was generally below the median expense ratio for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005